Exhibit 99.1

ALPHATIME ACQUISITION CORP

BALANCE SHEET

JANUARY 9, 2023

	January 4,	Pro Forma
	2023	Adjustments		As Adjusted
		(unaudited)		(unaudited)
ASSETS
Current assets:
Cash	$-	40,500	h)
		485,054	i)	$525,554
Prepaid expenses	7,524	-		7,524
Cash held in Escrow Account	779,034	(485,054)	i)
		(293,980)	i)	-
Cash held in Trust Account - Current	280,350	(280,350)	k)	-
Other assets	-	9,000,000	a)
		34,650	c)
		(112,500)	d)
		(8,922,150)	f)	-
Total current assets	1,066,908	533,830		533,078
Cash held in Trust Account – Non- Current	61,080,000	8,922,150	f)
		(40,500)	h)
		280,350	k)	70,242,000
Total Assets	$62,146,908	8,922,150		$70,775,078

LIABILITIES, TEMPORARY EQUITY AND SHAREHOLDERS DEFICIT
Current Liabilities:
Accounts payable and accrued offering costs	$399,301	(293,980)	i)	$105,321
Due to related party	381,043	(352,350)	c)	28,693
Total Current Liabilities	780,344	(646,330)		134,014
Deferred underwriting commission	2,100,000	315,000	d)	2,415,000
Total Liabilities	2,880,344	(331,330)		2,549,014

Commitments and contingencies
Ordinary shares subject to possible redemption, 6,000,000 and 6,900,000 shares at redemption value of $10.18	61,080,000	8,775,000	b)
		(416,813)	e)
		803,813	g)	70,242,000
Shareholders’ Deficit:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	-	-		-
Ordinary shares; $0.0001 par value; 200,000,000 shares authorized; 2,095,500 and 2,134,200 issued and outstanding, respectively (excluding 6,000,000 & 6,900,000 shares subject to possible redemption, respectively)	210	4	c)	214
Additional paid-in capital	-	8,999,910	a)
		(8,774,910)	b)
		386,996	c)
		(427,500)	d)
		416,813	e)
		(803,813)	g)
		202,504	j)	-
Accumulated deficit	(1,813,646)	(202,504)	j)	(2,016,150)
Total Shareholders’ Deficit	(1,813,436)	(202,500)		(2,015,936)
Total Liabilities and Shareholders’ Deficit	$62,146,908	8,628,170		$70,775,078

The accompanying notes are an integral part of the financial statement

F-1

ALPHATIME ACQUISITION CORP

NOTE 1 — CLOSING OF OVER-ALLOTMENT OPTION (UNAUDITED)

The accompanying unaudited Pro Forma Balance Sheet presents the Balance Sheet of AlphaTime Acquisition Corp (the “Company”) as of January 4, 2023, adjusted for the closing of the underwriters’ over-allotment option (the “Over-allotment”) and related transactions, which occurred on January 9, 2023 as described below.

On January 4, 2023, the Company sold 6,000,000 Public Units at a purchase price of $10.00 per Public Unit generating gross proceeds of $60,000,000 related to the Initial Public Offering. Each Public Unit consists of one ordinary share (each, a “Public Share”), and one redeemable warrant (each, a “Public Warrant”) and one right (each, a “Public Right”) entitling the holder thereof to receive one-tenth of one ordinary share upon the completion of an initial business combination. Each Public Warrant entitles the holder to purchase one ordinary share at a price of $11.50 per share, subject to adjustment.

The Sponsor has purchased an aggregate of 370,500 Private Placement Units at a price of $10.00 per Private Placement Unit, amounting to $3,705,000, from the Company in a private placement that occurred simultaneously with the closing of the Initial Public Offering. Each Private Placement Unit consists of one ordinary share, one warrant (each a “Private Warrant”) and one right (each, a “Private Right”) entitling the holder thereof to receive one-tenth of one ordinary share upon the completion of an initial business combination. Each Private Warrant entitles the holder to purchase one ordinary share at a price of $11.50 per share, subject to adjustment. The proceeds from the sale of the Private Placement Units are added to the net proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a business combination within the Combination Period, the proceeds from the sale of the Private Placement Units held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law).

As of January 4, 2023, there were 1,725,000 ordinary shares issued and outstanding, of which an aggregate of up to 225,000 ordinary shares are subject to forfeiture to the extent that the underwriters’ over-allotment option is not exercised in full or in part so that the number of Founder Shares will equal 20% of the Company’s issued and outstanding ordinary shares after the Initial Public Offering (excluding private placement shares). Concurrent with the closing of this offering, our Sponsor, at the option of the Company, sold to underwriter or its designees 115,500 Founder Shares for a purchase price of $2.00 per share and an aggregate purchase price of $231,000.

On January 4, 2023, the Company received an amount of $352,350 as part of the over-allotment of the Private Placement Units pending to be issued to the Sponsor. The Company accounted for these proceeds received as Due to related party, pending final allotment to the Sponsor.

The Company granted the underwriters a 45-day option from the Effective Date to purchase up to 900,000 additional Units to cover over-allotments, if any, at the Initial Public Offering price less the underwriting discounts and commissions. On January 6, 2023, the underwriters notified the Company that it is exercising the over-allotment option with respect to the 900,000 additional Units, which was subsequently closed on January 9, 2023, generating gross proceeds to the Company of $9,000,000. Simultaneously, an amount of $352,350 due to related party was converted into over-allotment of Private Placement, and the underwriter deposited additional $34,650 on behalf of Sponsor for 17,325 Founder Shares for $2 per share which was sold by the Sponsor to underwriters. As a result, the Sponsor purchased additional 38,700 Private Placement Units, an aggregate of 409,200 units, at a price of $10.00 per Private Placement Unit (an aggregate of $4,092,000).

F-2

As of January 9, 2023, a total of $70,242,000 of the net proceeds from the IPO (including the Over-allotment Units) and the sale of Private Placement Units was placed in a U.S.-based trust account. As the over-allotment option was fully exercised, no portion of the Private Units are subject to forfeiture.

The proceeds from the Private Placement Units were added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Units will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law), and the Private Units and all underlying securities will expire worthless.

Unaudited Pro forma adjustments to reflect the exercise of the underwriters’ over-allotment option described above and other related transactions are as follows:

S.No.	Particulars	Debit	Credit
a)	IPO Proceeds	9,000,000
	Ordinary shares		90
	Additional paid-in capital		8,999,910
	To record the sale of 9,000,000 over-allotment Units at $10.00 per Unit on January 9, 2023.

b)	Ordinary shares	90
	Additional paid-in capital	8,774,910
	Ordinary Shares Subject to Redemption		8,775,000
	To record the change in common stock subject to redemption from the sale of the over-allotment Units

c)	Due to Related Party	352,350
	IPO Proceeds	34,650
	Additional paid-in capital		386,996
	Ordinary shares		4
	To record the sale of 38,700 over-allotment Private Placement Units at $10.00 per Unit on January 9, 2023

d)	Additional paid-in capital	427,500
	IPO Proceeds		112,500
	Deferred underwriting commission		315,000
	To record the cash and deferred underwriting commission arising from the sale of the over-allotment Units

e)	Ordinary Shares Subject to Redemption	416,813
	Additional paid-in capital		416,813
	To reduce the amount of balance in Class A Common Stock Subject to Redemption by the cash and deferred underwriting commission only related to public shares

f)	Cash Held In Trust Account – Non- Current	8,922,150
	IPO Proceeds		8,922,150
	To record transfer of overallotment proceeds to Trust

g)	Additional paid-in capital	803,813
	Ordinary Shares Subject to Redemption		803,813
	To record remeasurement adjustment on redeemable common stock

h)	Cash	40,500
	Cash Held In Trust Account – Non-Current		40,500
	To record transfer of funds into the Company bank account for working capital purposes on January 9, 2023

i)	Cash	485,054
	Accounts payable and accrued offering costs	293,980
	Cash held in Escrow Account		779,034
	To reclassify funds transferred on January 4, 2023 for working capital purposes from Escrow account to Company bank account

j)	Accumulated Deficit	202,504
	Additional paid-in capital		202,504
	To write-off the remaining balance in Additional paid-in capital to Retained earnings

k)	Cash Held In Trust Account – Non- Current	280,350
	Cash Held In Trust Account – Current		280,350
	To reclassify the Current portion of the Trust account into Non-Current

F-3